FTI FUNDS

fti municipal bond fund
fti bond fund
fti large capitalization growth fund
fti large capitalization growth and income fund fti small capitalization equity fund fti international equity fund

SUPPLEMENT TO COMBINED PROSPECTUS DATED MARCH 31, 2000

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     A special  meeting of the  shareholders  of FTI Funds (the "Trust"),  which presently consists of six portfolios or series, FTI Municipal Bond Fund, FTI Bond Fund, FTI Large Capitalization Growth Fund, FTI Large Capitalization Growth and Income Fund, FTI Small Capitalization Equity Fund and FTI International Equity Fund (individually a "Fund," and collectively the "Funds"), was held at the offices of Fiduciary International, Inc., the Funds' investment adviser, located at Two World Trade Center, 94th floor, New York, New York, at 10:00 a.m. (Eastern time), on November 21, 2000.

     At the meeting, shareholders of record on October 11, 2000, approved the following items. Please note that changes to the Funds' investment policies are not expected to result in any material change in the manner in which the Funds are invested.

(1)  Elect five Trustees.

(2)  Amended the Funds' fundamental investment policies:

     (a)  Amended   the   Funds'   fundamental   investment   policy   regarding
          diversification to read as follows:

          "The Fund is a "diversified company" within the meaning of the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions."

     (b) Amended the Funds' fundamental investment policy regarding issuing senior securities and borrowing money to read as follows:

          "The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, Laws, Interpretations and Exemptions."

     (c) Amended the Funds' fundamental investment policy regarding investments in real estate to read as follows:

          "The Funds may not purchase or sell real estate, provided that this restriction does not prevent the Funds from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

     (d) Amended the Funds' fundamental investment policy regarding investments in commodities to read as follows:

          "The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities."

     (e)  Amended   the   Funds'   fundamental   investment   policy   regarding
          underwriting securities to read as follows:

          "The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

     (f) Amended the Funds' fundamental investment policy regarding lending by the Funds to read as follows:

          "The Funds may not make loans, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests. This restriction will not prevent the Funds from lending to each other consistent with any exemption the Funds might obtain or as permitted by the 1940 Act Laws, Interpretations and Exemptions"

     (g)  Amended   the   Funds'   fundamental   investment   policy   regarding
          concentration of the Funds' investments in the securities of companies in the same industry to read as follows:

          "The Funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of their investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Funds' investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

     (h) Removed the Funds' fundamental investment policy on selling securities short and amended, and made non-fundamental, the Funds' fundamental investment policy regarding buying securities on margin to read as follows:

          "The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Funds may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

     (i) Amended, and made non-fundamental, the Funds' fundamental investment policy regarding pledging assets to read as follows:

          "The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

     (3)  Approved an Amendment to the Funds' Declaration of Trust.

     (4) Ratified the selection of Ernst & Young LLP as independent accountants for each of the Funds for the fiscal year ending in 2001.

          To transact such other business as may properly come before the meeting or any adjournment thereof.

                                                               November 21, 2000

Edgewood Services, Inc., Distributor

CUSIP 302927504 MBF
CUSIP 302927603 BF
CUSIP 302927702 LCGF
CUSIP 302927801 LCGIF
CUSIP 302927108 SCEF
CUSIP 302927207 IEF
26034 (11/00)